MainStay VP Bond Portfolio	Summary Prospectus May 1, 2013

Before you invest, you may want to review the Portfolio's Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio's Prospectus and other information about the Portfolio by going online to mainstayinvestments.com/vpdocuments, by calling 800-598-2019 or by sending an e-mail to MainStayShareholderServices@nylim.com. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2013, as may be amended from time to time, are incorporated by reference into this Summary Prospectus.
Investment Objective

The Portfolio seeks total return.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any separate account or policy fees or sales charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

Initial
Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.49%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.53%

1. The management fee is as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and 0.45% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 54	$ 170	$ 296	$ 665
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 311% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in bonds, which include all types of debt securities such as debt or debt-related securities issued or guaranteed by U.S. or foreign governments, their agencies or instrumentalities; obligations of international or supranational entities; debt securities issued by U.S. or foreign corporate entities; zero coupon bonds; mortgage-related and other asset-backed securities; and loan participation interests. The effective maturity of this portion of the Portfolio's holdings will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by New York Life Investment Management LLC, the Portfolio's Manager. Effective maturity is a measure of a debt security's maturity which takes into consideration the possibility that the issuer may call the debt security before its maturity date.

At least 65% of the Portfolio's total assets will be invested in investment grade debt securities generally as rated by an independent rating agency, such as rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's ("S&P") when purchased, or if unrated, determined by the Manager to be of comparable quality. If independent rating agencies assign different ratings to the same security, the Portfolio will use the higher rating for purposes of determining the security's credit quality.

The Portfolio may invest in mortgage dollar rolls, which are transactions in which the Portfolio sells securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis.

Commercial paper must be rated by an independent rating agency, such as Prime-1 by Moody's or A-1 by S&P, when purchased, or if unrated, determined by the Manager to be of comparable quality. The Portfolio's principal investments may have fixed or floating rates of interest. The Portfolio may also invest in derivatives, such as futures and options, to enhance returns or reduce the risk of loss of (hedge) certain of its holdings.

Investment Process: Fundamental analysis and interest rate trends are the principal factors considered by the Manager in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

The Manager may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

Principal Risks

Loss of Money Risk: Before considering an investment in the Portfolio, you should understand that you could lose money.

Market Changes Risk: The value of the Portfolio's investments may change because of broad changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Portfolio's shares.

Management Risk: The investment strategies, practices and risk analysis used by the Manager may not produce the desired results.

Debt Securities Risk: The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand for debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the securities selected by the Manager may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are at, or near, historic lows, which may increase the Portfolio’s exposure to risks associated with rising rates. Moreover, rising interest rates may lead to decreased liquidity in the bond markets, making it more difficult for the Portfolio to sell its bond holdings at a time when the Manager might wish to sell. Decreased market liquidity also may make it more difficult to value some or all of the Portfolio’s bond holdings. Please see “Liquidity and Valuation Risk” below for more information.

Additional risks associated with an investment in the Portfolio include the following: (i) not all U.S. government securities are insured or guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt; and (ii) the Portfolio's yield will fluctuate with changes in short-term interest rates.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Portfolio disposing of such a security at a substantial discount from face value or holding such a security until maturity. In addition, there is also the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased the loan participation interests.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying security, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option.

Mortgage-Backed/Asset-Backed Securities Risk: Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Portfolio's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Portfolio to lose money. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Manager to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Portfolio sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Portfolio at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Liquidity and Valuation Risk: Securities purchased by the Portfolio that are liquid at the time of purchase may subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to obtain an accurate price for a security. If market conditions make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. Liquidity risk may also refer to the risk that the Portfolio may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over the last ten years. The average annual total returns table shows how the Portfolio’s average annual total returns for the one-, five- and ten-year periods compare to those of a broad-based securities market index. Separate account and policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Barclays U.S. Aggregate Bond Index as its primary benchmark. The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Annual Returns, Initial Class Shares
(by calendar year 2003-2012)

Best Quarter
3Q/09	4.67%
Worst Quarter
2Q/04	-2.39%

Average Annual Total Returns (for the periods ended December 31, 2012)

	1 Year	5 Years	10 Years
Initial Class	4.66%	6.24%	5.30%
Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)	4.22%	5.95%	5.18%
Management

New York Life Investment Management LLC serves as the Portfolio’s Manager and provides day-to-day portfolio management services for the Portfolio.

Manager	Portfolio Managers	Service Date
New York Life Investment Management LLC	Donald F. Serek, Managing Director	Since 2000
	Thomas J. Girard, Senior Managing Director	Since 2007
	George S. Cherpelis, Senior Director	Since 2012
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that invests in the Portfolio for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the insurance company, other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your financial intermediary firm’s or insurance company's website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.